UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2023

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Freeport Parkway
Coppell, TX 75019
(Address of principal executive offices) (Zip Code)

(972) 538-6000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2023, The Container Store Group, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”).

At the Annual Meeting, the Company’s shareholders approved The Container Store Group, Inc. 2023 Incentive Award Plan (the “2023 Plan”), which had been previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval.

A description of the material terms of the 2023 Plan was set forth in “Proposal 4 Approval of The Container Store Group, Inc. 2023 Incentive Award Plan” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on July 11, 2023 (the “Proxy Statement”). The summary of the 2023 Plan contained in the Proxy Statement is qualified by and subject to the full text of the 2023 Plan, a copy of which is included as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on August 30, 2023 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 39,398,717 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 77 percent of the Company’s outstanding common stock as of the July 6, 2023 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

Item 1 — Election of one Class I director for a term of office expiring at the annual meeting of shareholders in 2026 and until her successor has been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Caryl Stern	31,098,655	774,228	7,525,834

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
39,077,548	300,199	20,970	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
27,285,470	4,512,534	74,879	7,525,834

Item 4 — Approval of The Container Store Group, Inc. 2023 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
30,724,606	1,081,938	66,339	7,525,834

Based on the foregoing votes, the director nominee named above was elected and Items 2, 3 and 4 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: September 5, 2023	By:	/s/ Jeffrey A. Miller
Jeffrey A. Miller
Chief Financial Officer

3